UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 10, 2014

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

     On February 10, 2014, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Geron Corporation (“Geron” or the “Company”) approved: (a) annual base salaries for 2014, (b) cash performance bonuses for 2013, and (c) equity grants for 2014 for the following principal financial officer and executive officers of the Company:

	Salary	Salary			Shares
	Increase	Increase			Underlying	Exercise Price
	Over 2013	Over 2013			2014 Stock	of 2014 Stock
	Base Salary	Base Salary	2014 Base	2013 Cash	Option	Option Grant
Name and Current Position	(%)	($)	Salary	Bonus	Grant	($/Share)
Olivia K. Bloom, Executive Vice President, Finance, Chief Financial Officer, and Treasurer	10.6%	$35,000	$365,000	$135,960	400,000	$5.01
Melissa A. Kelly Behrs, Executive Vice President, Portfolio and Alliance Management	3.1%	$10,450	$352,000	$148,916	400,000	$5.01
Andrew J. Grethlein, Ph.D., Executive Vice President, Technical Operations	3.2%	$11,575	$379,000	$170,301	400,000	$5.01
Craig C. Parker, Executive Vice President, Corporate Development and Scientific Affairs	3.6%(1)	$12,688	$362,000	$115,133	400,000	$5.01
Stephen N. Rosenfield, Executive Vice President, Legal Affairs and Human Resources, General Counsel and Corporate Secretary	3.2%	$9,780	$312,000(2)	$146,199	400,000	$5.01
____________________

(1)	Based on Mr. Parker’s 2013 base salary of $279,450, reflecting Mr. Parker’s employment by the Company at 80% time in 2013. Effective February 11, 2014, Mr. Parker’s level of employment increased from 80% to 100% time.

(2)	Reflects Mr. Rosenfield’s continued employment by the Company at 80% time.

     On February 11, 2014, the Board approved an annual base salary of $586,500 for 2014 and a cash performance bonus of $341,550 for 2013 for John A. Scarlett, M.D., the Company’s President and Chief Executive Officer. Dr. Scarlett’s annual base salary for 2014 represents an increase of 3.0%, or $17,250, from his 2013 annual base salary. In addition, on February 11, 2014, the Company’s Board approved a stock option grant to purchase 1,340,000 shares of the Company’s common stock to Dr. Scarlett, at an exercise price of $5.09 per share. The other terms of the stock option grant to Dr. Scarlett are set out below.

     The stock options granted to Dr. Scarlett and the other executive officers of the Company (i) were granted pursuant to the Company’s 2011 Incentive Award Plan (the “Plan”); (ii) terminate ten years from the date of grant or earlier in the event the optionee’s service terminates; (iii) have an exercise price per share equal to the closing price of the Company’s common stock as reported on the NASDAQ Global Select Market on the date of grant and (iv) vest in a series of forty-eight (48) equal consecutive monthly installments, commencing from the date of grant (provided the optionee continues to provide services to the Company); in each case subject to full vesting acceleration in the event of a merger, acquisition or similar change in control of the Company as provided for under the Plan.

     In addition, on February 10, 2014, the Compensation Committee approved, and effective February 11, 2014, the Company entered into, an amendment to the employment agreements between the Company and each of the following executive officers of the Company:

     Effective February 11, 2014, Olivia K. Bloom has been promoted to Executive Vice President, Finance. In addition to the title of Executive Vice President, Finance, Ms. Bloom retains the titles of Chief Financial Officer and Treasurer. In connection with her promotion, Ms. Bloom and the Company entered into a second amendment of the employment agreement dated December 7, 2012 between Ms. Bloom and the Company (the “Bloom Second Amendment”). The Bloom Second Amendment sets forth Ms. Bloom’s current title, 2014 base salary, and increases the target annual discretionary cash bonus for which Ms. Bloom is eligible from 40% to 45% of Ms. Bloom’s current base salary.

     Effective February 11, 2014, Melissa A. Kelly Behrs has been promoted to Executive Vice President, Portfolio and Alliance Management. In connection with her promotion, Ms. Behrs and the Company entered into a second amendment of the employment agreement dated January 31, 2013 between Ms. Behrs and the Company (the “Behrs Second Amendment”). The Behrs Second Amendment sets forth Ms. Behrs’ current title, 2014 base salary, and increases the target annual discretionary cash bonus for which Ms. Behrs is eligible from 40% to 45% of Ms. Behrs’ current base salary.

     Effective February 11, 2014, Craig C. Parker has been promoted to Executive Vice President, Corporate Development and Scientific Affairs. In connection with his promotion, Mr. Parker and the Company entered into a second amendment of the employment agreement dated December 3, 2012 between Mr. Parker and the Company (the “Parker Second Amendment”). The Parker Second Amendment sets forth Mr. Parker’s current title, 2014 base salary, and increases the target annual discretionary cash bonus for which Mr. Parker is eligible from 40% to 45% of Mr. Parker’s current base salary.

     Effective February 11, 2014, the employment agreements between the Company and Drs. John A. Scarlett and Andrew J. Grethlein were each amended (the “Scarlett Employment Agreement Amendment” and the “Grethlein Employment Agreement Amendment”, respectively), in each case to identify the terms under which each such executive officer will forfeit his annual bonus. If the Company determines, in the case of either of the above-named executive officers, that such executive officer has engaged in any misconduct intended to affect the payment of his annual bonus, or has otherwise engaged in any act or omission that would constitute cause for termination of his employment, as defined by his employment agreement, such executive will automatically and immediately forfeit his entire annual bonus. If the annual bonus has already been paid to such executive officer, it will be deemed unearned, and the Company shall have the right to recover the entire amount of the annual bonus. The employment agreements for Ms. Bloom, Ms. Behrs, Mr. Parker and Mr. Rosenfield have previously been amended to contain the same terms under which an executive officer will forfeit his/her annual bonus. In addition, the Scarlett Employment Agreement Amendment and the Grethlein Employment Agreement Amendment each sets forth the 2014 base salary of Drs. Scarlett and Grethlein, respectively.

     Collectively, the Bloom Second Amendment, the Behrs Second Amendment, the Parker Second Amendment, the Scarlett Employment Agreement Amendment, and the Grethlein Employment Agreement Amendment are referred to herein as the “Employment Agreement Amendments.”

     The foregoing descriptions of each of the Employment Agreement Amendments is a summary of the material terms of each such Employment Agreement Amendment, and is qualified in its entirety by reference to the applicable Employment Agreement Amendment, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Employment Agreement between Geron Corporation and Olivia K. Bloom, effective as of February 11, 2014.
10.2	Second Amendment to Employment Agreement between Geron Corporation and Melissa A. Kelly Behrs, effective as of February 11, 2014.
10.3	Second Amendment to Employment Agreement between Geron Corporation and Craig C. Parker, effective as of February 11, 2014.
10.4	First Amendment to Employment Agreement between Geron Corporation and Andrew J. Grethlein, effective as of February 11, 2014.
10.5	First Amendment to Employment Agreement between Geron Corporation and John A. Scarlett, effective as of February 11, 2014.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: February 14, 2014	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Employment Agreement between Geron Corporation and Olivia K. Bloom, effective as of February 11, 2014.
10.2	Second Amendment to Employment Agreement between Geron Corporation and Melissa A. Kelly Behrs, effective as of February 11, 2014.
10.3	Second Amendment to Employment Agreement between Geron Corporation and Craig C. Parker, effective as of February 11, 2014.
10.4	First Amendment to Employment Agreement between Geron Corporation and Andrew J. Grethlein, effective as of February 11, 2014.
10.5	First Amendment to Employment Agreement between Geron Corporation and John A. Scarlett, effective as of February 11, 2014.